EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 2 to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "10-KSB/A Report") that:

(1) the 10-KSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information  contained in the 10-KSB/A Report fairly  presents,  in
         all  material  respects,   the  financial   condition  and  results  of
         operations of the Company.




Date:  July 3, 2003                                  /s/ KEVIN BERMEISTER
                                                     --------------------------
                                                        Kevin Bermeister
                                                        President and
                                                        Chief Executive Officer






Date:  July 2, 2003                                  /s/ TYLER TARR
                                                     --------------------------
                                                        Tyler Tarr
                                                        Chief Financial Officer